Other long-term receivables	12 Months Ended
Dec. 31, 2025
Other long-term receivables
Other long-term receivables

10.Other long-term receivables

	As at December 31
(in EUR 000)	2025	2024
R&D tax incentive	1,233	1,110
Prepayment option	91	112
Cash guarantees	394	395
Total other long term receivables	1,718	1,617

The other long-term receivables consist of cash guarantees for an amount of €0.4 million (2024: €395,000), a prepayment option valued at €91,000 (2024: €112,000) and an R&D tax incentive in Belgium for an amount of €1.2 million (2024: €1.1 million) related to certain development activities and clinical trials. The Company recognizes the research and development incentive as a long-term receivable and as a deduction from the carrying amount of the (in) tangible asset.

For further details regarding the prepayment option, refer to note 18.2.

The R&D tax incentive recorded as at December 31, 2025 pertains to investments made as from 2022 in both tangible and intangible assets. These incentives are expected to be received 5 years after the investments are made. However, following the Law of May 12, 2024 (Belgian Gazette May 29, 2024), the Belgian R&D tax credit regime has been amended. As of 2024, the R&D tax incentive will be refunded after 4 years instead of 5 years. The long-term receivable as at December 31, 2024, also includes an adjustment of the R&D tax incentive for investments made in 2023. For further details, refer to note 26.